_______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 19, 2002


                         Asbury Automotive Group, INC.
            (Exact Name of Registrant as Specified in its Charter)


Delaware                        5511                            58-2241119
(State or Other     (Primary Standard Industrial              (IRS Employer
Jurisdiction of       Classification Code Number)                Number)
Identification
Incorporation)

                               3 Landmark Square
                                  Suite, 500
                              Stamford, CT 06901
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (203) 356-4400

_______________________________________________________________________________


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Item 5. Other Events

(a)   Appointment of New Directors

     On April 23, 2002, the registrant issued the press release attached hereto as Exhibit 99.1 announcing the appointments of Thomas C. Israel, Vernon E. Jordan, Jr., Philip F. Maritz, and Thomas F. McLarty, as directors of Asbury Automotive Group, Inc. Mr. Israel has been appointed a Class one director for a term to expire at the annual meeting of stockholders to be held in 2003. Mr. Jordan has been appointed a Class three director for a term to expire at the annual meeting of stockholders to be held in 2005. Mr. Maritz has been appointed a Class two director with a term to expire at the annual meeting of stockholders to be held in 2004. Mr. McLarty has been appointed a Class three director with a term to expire at the annual meeting of stockholders to be held in 2005.

     Thomas C. Israel, age 58, is Chairman and Chief Executive Officer of A.C. Israel Enterprises, Inc., a family holding company specializing in private investments. He began his career at ACLI International Incorporated, a worldwide commodity import/export company, and became its Chief Financial Officer in 1978, a position he held until it was sold to Donaldson, Lufkin & Jenrette in 1981. Mr. Israel sits on the board of Directors of Griffin Land & Nurseries, Inc. Mr. Israel graduated from Phillips Academy in 1962 and from Yale University, New Haven, Connecticut in 1966.

     Vernon E. Jordan, Jr., age 66, is currently a Managing Director of Lazard Freres & Co. Prior to joining Lazard, Mr. Jordan was a senior executive partner with the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he remains of counsel. Mr. Jordan's corporate and other directorships include:
America Online Latin America, Inc., American Express Company, Callaway Golf Company, Clear Channel Communications, Inc., Dow Jones & Company, Inc., Howard University, J.C. Penny Company, Inc., Revlon Inc., Sara Lee Corporation, Shinsei Bank, Ltd. (Senior Advisor), Xerox Corporation, LBJ Foundation, International Advisory Board of DaimlerChrysler, Fuji Bank and Barrick Gold. Mr. Jordan is a graduate of DePauw University and the Howard University Law School.

     Philip F. Maritz, age 41, is the co-founder of Maritz, Wolf & Co., which manages the Hotel Equity Fund, a private equity investment fund that owns 18 luxury hotels and resorts with $1.6 billion in annual revenue, and serves as Chairman of the Board of Rosewood Hotels & Resorts. In 1990, he founded Maritz Properties, a commercial real estate development and investment firm. Other work experience includes positions with AT&T, Morgan Stanley, and Spieker Properties. He serves on several not-for-profit boards, and he is also a corporate director of Wolff-DiNapoli, a Los Angeles-based investment and development firm. Mr. Maritz is a graduate of Princeton University the Stanford Business School.

     Thomas F. "Mack" McLarty, III, age 55, has been our vice chairman since May 2000. He began his 32-year career in the automotive retailing industry by building McLarty Leasing Systems, the platform his grandfather founded, into one of America's largest transportation companies. Mr. McLarty also serves as vice chairman of Kissinger McLarty Associates, an international consulting firm formed in 1999 by the merger of Mr. Mclarty's and Dr. Henry Kissinger's consulting operations. Between 1992 and 1998, Mr. McLarty served as White House Chief of Staff, Special Envoy for the Americas and Counselor to President Bill Clinton. He also was appointed to the National Petroleum Council by President George H. W. Bush and served on


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the St. Louis Federal Reserve Board from 1989 until joining the White House in
1992. Mr. McLarty currently serves on the board of directors of Axciom Corporation. Mr. McLarty is a graduate the University of Arkansas.

AUDIT COMMITTEE

     Thomas C. Israel, Vernon E. Jordan, Jr. and Philip F. Maritz have each been elected to serve as members of the registrant's audit committee.

OWNERSHIP OF STOCK

     The following table sets forth information with respect to the beneficial ownership by Mr. Israel, Mr. Jordan, Mr. Maritz and Mr. McLarty of the registrant's outstanding common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.


                         Directors' Ownership of Stock


Name and Address of              Our Common Stock          Percentage of Class
 Beneficial Owner*              Beneficially Owned

Thomas C. Israel                    62,500***                       **
Director


Vernon E. Jordan, Jr.                    0                          **
Director

Philip F. Maritz                         0                          **
Director

Thomas F. McLarty                  454,114                          1.33%
Director



* Unless otherwise indicated, the address for each individual listed is c/o Asbury Automotive Group, Inc., 3 Landmark Square, Suite 500, Stamford, CT 06901.

** Represents holdings of less than one percent of the outstanding shares of the registrant's common stock.

*** Represents shares owned by A.C. Israel Enterprises, Inc., of which Thomas C. Israel is the chairman of the board.


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                                                                             4

DIRECTOR COMPENSATION

     In connection with their service on the board of directors, each member of the registrant's board of directors who is not a full-time employee of the registrant's or its affiliates will receive: (a) an annual retainer of $25,000; (b) $1,000 for attendance at each meeting of the board or committee of the board ($750 for meetings conducted by phone), with each independent committee chairman receiving an additional $500 for each committee meeting (plus reimbursement for all travel related expenses associated with such meetings); (c) options under the registrant's 2002 option plan for (i) 3000 shares at the time of their appointment and (ii) 2000 shares on each anniversary date of their appointment so long as they are still directors; and
(d) use of a demonstrator automobile.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits


Exhibit No.       Description
-----------       -----------

  99.1            Press Release dated April 23, 2002


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Asbury Automotive Group, Inc.

                                          By:  /s/ Thomas F. Gillman
                                               ------------------------
                                               Name:  Thomas F. Gilman
                                               Title:    Chief Financial Officer

Date: April 23, 2002


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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

  99.1            Press Release dated April 23, 2002